SUMMIT LIFE CORPORATION
                                3021 Epperly Dr.
                            Del City, Oklahoma 73115

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 13, 2002

TO OUR STOCKHOLDERS:

         The 2002 Annual Meeting of Stockholders of Summit Life Corporation, an Oklahoma corporation (the "Company"), will be held at the offices of the Company, 3021 Epperly Dr., Del City, Oklahoma, on June 13, 2002, at 10:00 a.m., local time, for the following purposes:

1.       To elect two directors;

2. To consider a proposal to ratify the appointment of Gary Skibicki, CPA, PC, as independent auditor of the Company for 2002; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 30, 2002 are entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's executive offices, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting.

         The accompanying Proxy Statement contains information regarding the matters to be considered at the Annual Meeting. For reasons outlined therein, the Board of Directors recommends a vote "FOR" the matters being voted upon.

         YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE. IT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     BY ORDER OF THE BOARD OF DIRECTORS,



                     James L. Smith,
                     Chairman of the Board of Directors, Chief Executive Officer and Secretary

Del City, Oklahoma
April 30, 2002

                             SUMMIT LIFE CORPORATION
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 13, 2002

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Summit Life Corporation., an Oklahoma corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and any adjournment of the Annual Meeting.

         This Proxy Statement and accompanying form of proxy, along with the Company's Annual Report for its fiscal year ended December 31, 2001, are first being mailed to holders of the Company's common stock on or about May 15, 2002. Please refer to the Annual Report for financial information concerning the activities of the Company.

         The Board of Directors has established April 30, 2002 as the record date (the "Record Date") to determine stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, 2,248,605 shares of common stock were issued and outstanding, and 422,200 shares of common stock were subscribed and unissued but deemed to be issued and outstanding. Each share is entitled to one vote. The holders of a majority of the outstanding common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

         Each proxy that is properly signed, dated and returned to the Company in time for the Annual Meeting, and not revoked, will be voted in accordance with instructions contained therein. If no contrary instructions are given, proxies will be voted "FOR" each of the proposals submitted to a vote of the stockholders. You may revoke your proxy at any time prior to its exercise by delivering a written notice of revocation or a later dated proxy to the Secretary of the Company or, if you are present at the Annual Meeting, you may revoke your proxy and vote in person.

         Election of the director nominees will be by plurality vote. The Company's Secretary will appoint an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the Annual Meeting. Votes withheld from nominees for director, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes withheld from nominees for director and abstentions on proposals have the same effect as votes against them. Broker non-votes have no effect on the outcome of the election of directors or other proposals.

         The Company will bear the cost of soliciting the enclosed form of proxy. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally, or by telephone, telegraph, facsimile


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

transmission or other means of communication. The Company will request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

                              ELECTION OF DIRECTORS

                               (PROXY ITEM NO. 1)

         Pursuant to provisions of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws, the Board of Directors has fixed the number of directors at five. The Certificate of Incorporation provides for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible. Currently, the Board of Directors consists of the following individuals: Charles L. Smith and Thomas D. Sanders, Class 1 directors with terms expiring at the 2002 annual meeting; Gary L. Ellis, Class 3 director with a term expiring at the 2003 annual meeting; and James L. Smith and M. Dean Brown, Class 2 directors with terms expiring at the 2004 annual meeting. The Board of Directors has nominated Charles L. Smith and Thomas D. Sanders as Class 1 directors for terms expiring at the 2005 annual meeting, and until their successors are elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named. Other directors who are remaining on the Board will continue in office in accordance with their previous elections until the expiration of their terms at the 2003 or 2004 annual meeting, as the case may be.

         The Board of Directors recommends a vote "FOR" the nominees for election to the Board of Directors for the term so specified.

         It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named above. The Board of Directors expects that the nominees will be available for election but, in the event such nominees are not so available, proxies received will be voted for substitute nominees to be designated by the Board of Directors.

                  INFORMATION REGARDING NOMINEES AND DIRECTORS

         The following information is furnished for each person who is nominated for election as a director or who is continuing to serve as a director of the Company after the Annual Meeting:

Nominees for Election as Class 1 Directors for Term Expiring in 2005

         Charles L. Smith, age 42, co-founded the Company in April 1994 and served as Director, Vice President, Secretary and Treasurer from the Company's inception in 1994 until April 1998, at which time he was elected President, Chief Operating Officer and a director of the Company. Mr. Smith also serves as President of Great Midwest Life Insurance Company, the Company's wholly owned subsidiary. Mr. Smith served as Chairman and President of Charles L. Smith and Associates, Inc. from 1989 until April 1994, when it merged with the Smith Agency, an Oklahoma licensed insurance agency. Mr. Smith is Vice President and a director of the Smith Agency. Mr. Smith has been involved in the insurance industry for over 17 years. Mr. Smith is the son of James L. Smith, Chairman of the Board, Chief Executive Officer and Secretary of the Company.

         Thomas D. Sanders, age 62, has served as a director since April 1997. He served as the Executive Vice President of Marketing for the Lomas Life Group from 1986 to 1990 and as Executive Vice President for Union Life Insurance Company between 1978 and 1990. Mr. Sanders currently serves as Chief Executive Officer and director of ReUnion Marketing, Inc. He is a graduate of Oklahoma State University.

Directors Not Standing for Re-election

         James L. Smith, age 62, co-founded the Company in April 1994 and served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company until April 1998, at which time he was elected its Chairman of the Board and Chief Executive Officer. Mr. Smith was elected the Company's Secretary in 2001. Mr. Smith has served as Chairman of the Board and President of the

Smith Agency, an Oklahoma licensed insurance agency since 1980. Mr. Smith earned the designation of Chartered Life Underwriter and Chartered Financial Consultant from the American College in Bryn Mawr, Pennsylvania. Mr. Smith retired from the Army Reserves as the Assistant Division Commander of the 95th Division, Army Reserves, at the rank of Colonel (Brigadier General upon Mobilization). Mr. Smith is the father of Charles L. Smith, President and Chief Operating Officer of the Company.

         M. Dean Brown, age 77, has served as director since April 1997. Prior to Mr. Brown's retirement in December 1997, he practiced law at the law firm of Green, Brown and Stark, an Oklahoma City law firm. He holds a bachelors degree from the University of Oklahoma and earned his Juris Doctor from Oklahoma City University. Mr. Brown is also a certified public accountant.

         Gary L. Ellis, age 58, has served the Company in several positions since 1994. From 1994 until 1997, Mr. Ellis served variously as Vice President and President of Equity Mortgage Services, Inc., a wholly owned subsidiary of the Company until its merger with the Company in late 1997. Subsequent to the merger, Mr. Ellis was appointed Vice President-Mortgage Operations of the Company and served in such capacity until Decenber 1998. Since 1988, Mr. Ellis has also owned and operated Gary L. Ellis & Associates, which provides tax and accounting services. Mr. Ellis graduated from Oklahoma University with a bachelors degree.

                               EXECUTIVE OFFICERS

         The executive officers of the Company include James L. Smith, Chief Executive Officer and Secretary of the Company; and Charles L. Smith, President and Chief Operating Officer of the Company. Information about Messrs. Smith and Smith, both of whom are also directors, is presented above under the heading "INFORMATION REGARDING NOMINEES AND DIRECTORS."

                          KEY EMPLOYEES AND CONSULTANTS

         The Company outsources its controller function and, during 2001, retained Quinton L. Hiebert to act as the Company's controller. In such capacity, Mr. Hiebert also serves as the Company's Chief Accounting Officer. Information respecting Mr. Hiebert is set forth below:

         Quinton L. Hiebert, age 43, is employed by the Company on a contract basis to provide services to the Company as its Controller. Mr. Hiebert previously was employed by the Company from 1996 to 2002, and served as its Vice President, Chief Financial Officer and Secretary from April 1998 to January 2002. From October 1989 to March 1996, he was employed as Chief Financial Analyst at the Oklahoma Department of Insurance. Mr. Hiebert holds a bachelors degree from Bethel College, Kansas and earned his MBA from Emporia State University, Kansas. Mr. Hiebert is a certified public accountant employed with Mann & Associates, Certified Public Accountants, of Norman, Oklahoma.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held six meetings during the Company's fiscal year ended December 31, 2001. The Board of Directors has a standing Compensation Committee and an Audit Committee. The Board of Directors does not have a nominating committee.

         The Compensation Committee's functions include determining base salaries, annual incentive bonus awards and other compensation awards to the executive officers of the Company. Bonus amounts earned are based on the attainment of budgeted performance and asset quality goals, as determined by an objective review of the degree of attainment of such goals, as well as both an objective and subjective review of the respective executive officer's contribution thereto. Individual goals are established by the Board of Directors in consultation with each executive.

         Mr. James L. Smith serves as Chairman of the Compensation Committee, and Messers Brown and Sanders comprise the remaining committee members. The Compensation Committee met once during 2001.


         The Audit Committee assists the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee Charter was adopted by the Board of Directors on March 8, 2001 and included as Appendix A to the Proxy Statement for the 2001
Annual Meeting of Stockholders.  The Audit Committee, which is composed of James
L. Smith, M. Dean Brown and Thomas D. Sanders, met once on a formal basis during 2001, although it operated on an informal basis throughout the year through discussions and actions at regular Board meetings and through conversations with management and the other directors. A majority of the members of the Audit
Committee are independent directors, as defined in Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. For further information, see "REPORT OF THE AUDIT
COMMITTEE" on page 7.

         Each director attended at least 75% of the total number of Board meetings held while serving as a director during fiscal year 2001, and at least
75% of the total number of committee meetings held while serving as a member of such committee during fiscal year 2001.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The table  below  sets  forth,  as of April 30,  2002,  the  number and percentage of outstanding  shares of common stock beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the  Company's  Common  Stock  which  is the  Company's  only  class  of  voting securities,  (ii) each of the Company's  directors,  (iii) the executive officer
listed  in  the  Summary   Compensation   Table  set  forth   under   "EXECUTIVE
COMPENSATION," and (iv) all directors and executive officers of the Company as a group. At the close of business on the Record Date,  2,248,605  shares of common stock were  issued and  outstanding,  and  422,200  shares of common  stock were subscribed and unissued but deemed to be issued and outstanding.

                                                                   Common Stock
                                                 --------------------------------------------------
Name of Beneficial Holder *                           Number of Shares   Percent of Class
-------------------------                             ----------------   ----------------
James L. Smith** (1)                                         693,485            25.97%

Charles L. Smith** (1)                                       691,735            25.90%

Dean Brown ** (1)                                            100,963             3.78%

Thomas D. Sanders ** (1)                                       2,318             (2)

Gary L. Ellis ** (1)                                           1,532             (2)

All executive officers and directors as a group
(5 persons)                                                1,490,033            55.79%
--------------------------


* Unless otherwise noted, the persons named above have sole voting and investment power with respect to the indicated shares.
**       Director
(1) Address is c/o Summit Life Corporation, 3021 Epperly Drive, P.O. Box 15808, Del City, Oklahoma 73155.
(2)      Less than 1%.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") reports of ownership and subsequent changes in ownership of common stock and other securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during 2001 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                             EXECUTIVE COMPENSATION

         Set forth in the following table is information as to the compensation paid to the Company's Chief Executive Officer for each of the three years ended December 31, 2001. No officer or director of the Company received, during the year ended December 31, 2001, total compensation in excess of $100,000.

Summary Compensation Table


                                                           Annual Compensation
                                                           -------------------
Name and Principal Position                      Year      Salary        Other
---------------------------                      ----      ------        -----
James L. Smith, Chairman of the Board,
   Chief Executive Officer and Secretary         2001       12,000     1,800 (1)
                                                 2000       12,000     3,431 (1)
                                                 1999       12,000     3,326 (1)

(1) Represents compensation attributable to Mr. Smith in connection with country club dues paid by the Company for the benefit of Mr. Smith.

Stock Options Granted in Fiscal 2001

         The Company does not have a stock option plan, nor have any stock options been granted by the Company outside a plan.

Employment Agreements

         In April 1997, the Company entered into employment agreements with James L. Smith and Charles L. Smith, the Company's Chief Executive Officer and President, respectively. The employment agreements provide, among other things, for six-year terms, base and maximum salaries, salary increases subject to Board of Directors approval, annual bonuses and benefits. For 2001, the Board of Directors approved base salaries to James L. Smith of $12,000, and to Charles L. Smith of $72,000. The amount of any bonus compensation payable to James L. Smith or Charles L. Smith is determined by the Compensation Committee of the Board of Directors, in accordance with criteria set by such committee; no bonus compensation was granted for 2001.

         The agreements may be terminated by mutual agreement, by the Company at its sole discretion without cause, or by the Company for cause, as defined. If the agreements are terminated for cause, severance payments of $50,000 are payable to each employee. If the agreements are terminated without cause, severance payments to each employee will be equivalent to the maximum salary over the term of the agreement less amounts previously paid, but not less than $360,000 for Charles L. Smith and $450,000 for James L. Smith.

Directors' Compensation

         Directors of the Company are paid an annual stipend of $1,200 and a fee of $100 for each meeting attended. Additionally, all directors receive reimbursement of reasonable expenses incurred in attending Board and Committee meetings and otherwise carrying out their duties.

Certain Transactions

         Both James L. Smith and Charles L. Smith, as the original founders of the Company, are considered "promoters" of the Company as such term is defined under the Securities Act. The Company believes that any transactions entered into between the Company and such persons have been on terms no less favorable to the Company as those generally available from unaffiliated third parties. All such transactions have been unanimously approved by the Board of Directors which, during 2001, included two independent, nonaffiliated directors. All future affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties and, in any event, must be approved by a majority of the Company's independent directors.

                       RATIFICATION OF INDEPENDENT AUDITOR

                               (PROXY ITEM NO. 2)

         The Board of Directors has selected Gary Skibicki, CPA, PC, as the Company's independent auditor for 2002. Gary Skibicki, CPA, PC, has served as the Company's independent auditor since 2001. If the stockholders do not ratify the selection of Gary Skibicki, CPA, PC, as the Company's independent auditor, the Audit Committee and the Board will reconsider the appointment. However, even if the stockholders ratify the selection, the Board may still appoint new independent auditors at any time during the year if it believes that a change would be in the Company's best interests and the best interest of its shareholders.

         The  Audit  Committee  reviews  audit  and,  if  applicable,  non-audit services performed by Gary Skibicki, CPA, PC, as well as the fees charged by such firm for such services. In its review of any non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information  concerning  the  Audit  Committee  and  its  activities  with  Gary
Skibicki, CPA, PC, can be found in the following sections of this proxy statement: "THE BOARD OF DIRECTORS AND ITS COMMITTEES" and "REPORT OF THE AUDIT COMMITTEE".

         A representative of Gary Skibicki, CPA, PC, will be present at the Annual Meeting to answer questions. The representative will also have the opportunity to make a statement if he wishes.


Fees Paid to Gary Skibicki, CPA, PC

         The following table shows the fees paid or accrued by the Company for the audit and other services provided by Gary Skibicki, CPA, PC for fiscal year 2001.

Audit Fees                                                              $15,000
Financial Information Systems Design and Implementation Fees               --
All Other Fees                                                             --
         Total                                                          $15,000

Recommendation of the Board

         The Board of Directors recommends you vote FOR the ratification of the selection of Gary Skibicki, CPA, PC, as the Company's independent auditor for the ensuing year.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

         In June 2001, the Company's Board of Directors dismissed Grant Thornton LLP as the Company's independent accountants and appointed Gary Skibicki CPA, P.C. as the Company's independent accountant.

         The reports of Grant Thornton LLP on the Company's consolidated financial statements as of and for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change independent accountants was recommended by the Company's Audit Committee, and approved by the Company's Board of Directors on June 29, 2001.

         During the two most recent fiscal years and through the date of this report, the Company has not had any disagreements with Grant Thornton LLP, except as set forth below in this paragraph, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference thereto in their report on the consolidated financial statements of the Company for such periods. During the two most recent fiscal years and through the date of this report, the Company has had one disagreement with Grant Thornton LLP regarding the Company recording a gain on the March 6, 2001 sale of a communications site lease agreement (the "Lease Agreement"). The Company interpreted certain provisions relating to Statement of Financial Accounting Standards ("FAS") 13 to allow the recording of a gain on the sale of the Lease Agreement as of the effective date of the sale in the amount of $186,000 because the Company did not retain any ownership in the lease revenue stream and the buyer had no recourse against the Company if the lease revenue stream did not continue. Grant Thornton LLP's review of the transaction indicated that the Lease Agreement was an operating lease and that pursuant to FAS 13 paragraph 22, the sale or assignment by the lessor of lease payments due under an operating lease should be accounted for as a borrowing. As such, Grant Thornton LLP recommended that the Company record the sale of the Lease Agreement as a borrowing as of the effective date of the sale.

         The Company's Audit Committee was informed of the disagreement by letter from Grant Thornton LLP. After considerable discussion, the Company accepted the recommendations of Grant Thornton LLP and did not record the gain as of the effective date of the sale of the Lease Agreement. The matter was resolved to the satisfaction of Grant Thornton LLP. The discussions between the Company and Grant Thornton LLP covered the accounting principles and literature related to the different types of leases and revenue recognition. The effect on the Company's first quarter financial statements was to eliminate $186,000 from income and record a like amount as a liability.

         The Company, during the course of evaluating Grant Thornton LLP's recommendation, discussed the recording of the gain on the sale of the Lease Agreement with Gary Skibicki CPA, PC. The discussions between the Company and Gary Skibicki CPA, PC covered the accounting principles and literature related to the different types of leases and revenue recognition. Gary Skibicki CPA, PC concurred with the recommendations of Grant Thornton LLP regarding the manner in which the sale should be recorded and, as stated above, the Company recorded the sale of the Lease Agreement as a borrowing in accordance with the recommendations of Grant Thornton LLP. The Company authorized Grant Thornton LLP to respond fully to inquiries of Gary Skibicki CPA, PC, regarding the subject matter of the disagreement.

         The Company has requested Gary Skibicki CPA, PC to review the disclosure contained herein and Gary Skibicki CPA, PC has informed the Company that it concurs with the disclosure concerning such accounting firm.

         Other than the disagreement set forth above, during the Company's two most recent fiscal years and through the date of this report, the Company has not had any reportable events as defined in Item 304 (a) (l) (iv) of Regulation S-B and there has not been a transaction similar to the sale of the Lease Agreement during the two most recent fiscal years or the subsequent interim period.

         The Company requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated July 13, 2001 is filed as
Exhibit 16 to Form 8-K/A filed on July 13, 2001.

                          REPORT OF THE AUDIT COMMITTEE

         The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board of Directors. The following report concerns the Committee's activities regarding oversight of the company's financial reporting and auditing process.

         The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, and audit process. The Company's management has primary responsibility for preparing the Company's financial statements and its financial reporting process. The Company's independent accountant, Gary Skibicki, CPA, PC, is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2.       The  Audit   Committee  has  discussed  with  the  independent
                  accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountant required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence.

         4.       Based on the review and  discussion  referred to in paragraphs
                  (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         A majority of the members of the Audit Committee are independent, as defined in Rule 4200 of the Nasdaq Stock Market, Inc.

         The undersigned members of the Audit Committee have submitted this Report to the Board of Directors:

James L. Smith, Chair
M. Dean Brown
Thomas D. Sanders

                              STOCKHOLDER PROPOSALS

         At the annual meeting each year, the Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

         Stockholders of the Company also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 2002 proxy material, a stockholder's proposal must be received not later than January 13, 2003 by the Company at 3021 Epperly Dr., Del City, Oklahoma 73115, Attention: Secretary.

         In addition, the By-Laws provide that in order for business to be brought before a stockholders' meeting, a stockholder must deliver written notice to or mailed and received at the principal executive offices of the Company not less than forty (40) days prior to the annual meeting; provided, however, that in the event less than forty-five (45) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder must be so received not later than the fifth day following the day on which such notice of the date of the annual meeting was mailed or such disclosure was made, but not less than five days prior to the annual meeting. A stockholder's notice to the Secretary shall set forth (a) a brief description of the business to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) a representation that the stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in the By-Laws. The chairman of the annual meeting shall, if the facts warrant, determine that business was not properly brought before the annual meeting and in accordance with the provisions of Article II,
Section 12 of the By-Laws, and if he should so determine, he shall so declare to the annual meeting and any such business not properly brought before the annual meeting shall not be transacted.

         In addition, nominations for the election of directors shall be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such stockholder's intent to make such nomination or stockholder's notice is delivered to or mailed and received at the principal executive offices of the Company not fewer than forty
(40) days prior to the annual meeting, provided, however, that in the event that less than forty-five (45) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the fifth day following the day on which such notice of the date of the annual meeting was mailed or such disclosure was made, but not less than five days prior to the meeting. In addition to the information required above to be given by a stockholder who intends to submit business to a meeting of stockholders, if the business to be submitted is the nomination of a person or persons for election to the Board of Directors then such stockholder's notice must also set forth, as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and, if known, residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, (v) the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected and (vi) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder. If the chairman of the annual meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of Article II,
Section 12 of the By-Laws, such nomination shall be void.

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this Proxy Statement. No parts of the Annual Report are incorporated by reference into this Proxy Statement and the Annual Report is not deemed to be a part of the proxy soliciting material.

         The Company's annual report on Form 10-K for the year ended December 31, 2001 (other than the exhibits thereto) is available upon written request without charge. Such requests should be directed to: James L. Smith, Chairman of the Board, Chief Executive Officer and Secretary, Summit Life Corporation, 3021 Epperly Drive, Del City, Oklahoma 73115.

                                  OTHER MATTERS

         The Company's management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.


                                            BY ORDER OF THE BOARD OF DIRECTORS



April 30, 2002                              James L. Smith, Secretary

                             SUMMIT LIFE CORPORATION          [SEE REVERSE SIDE]
                               Del City, Oklahoma

                          PROXY/VOTING INSTRUCTION CARD

   This proxy is solicited on behalf of the Board of Directors for the Annual
                           Meeting on June 13, 2002.

The undersigned hereby appoints Charles L. Smith and James L. Smith, or either of them, as proxies, each with full power of substitution, to attend the Annual Meeting of Stockholders of SUMMIT LIFE CORPORATION, to be held on June 30, 2002, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present.
P

R    1.   Your vote for the election of Class 1 Directors,  nominees  Charles L.
          Smith and Thomas D. Sanders, may be indicated on the reverse.
O
     2.   Your vote to ratify the  appointment  of Gary  Skibicki,  CPA,  PC, as
X independent auditor of the Company for 2002 may be indicated on the reverse.
Y
          Your vote is important! Please sign and date on the reverse and return promptly in the enclosed postage paid envelope.

          Change of Address and/or Comments: ___________________________________
          ______________________________________________________________________

 (If you have written in the above space, please mark the "Comments" box on the reverse of this card.)


-----    Please mark your votes as in this example.
  X
-----    This proxy when properly  executed will be voted in the manner directed herein by the undersigned stockholder.  If no directions are indicated, this proxy will be voted for proposals 1 and 2.

The Board of Directors recommends a vote FOR Proposals 1 and 2
1.  Election of Directors (see reverse)                         FOR     WITHHELD
                                                                [ ]       [ ]

    For all nominee(s) except vote withheld from the following: _____________________________________________

2.  Ratify appointment of Gary Skibicki, CPA, PC (see reverse)  FOR      AGAINST     ABSTAIN
                                                                [ ]        [ ]         [ ]


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   [ ] Change of Address and Comments on Reverse Side            Note: Please sign exactly as name appears on
                                                                 this card.  Joint  Owners  should  each sign
                                                                 personally.  Corporation  proxies  should be
                                                                 signed by an authorized officer.  Executors,
                                                                 administrators,  trustees,  etc.  should  so
                                                                 indicate when signing.
                                                                 ____________________________________________
                                                                 ____________________________________________
                                                                 SIGNATURE(S)                         DATE